UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)         July 31, 2011

END FUEL CORP.

(Exact name of registrant as specified in its charter)

Florida	333-170016	90-0599877
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

18775 SW 27th Court, Miramar, Florida	33029
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	786-487-9367

not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02     Unregistered Sales of Equity Securities.

On July 31, 2011, End Fuel Corp. (the “Company”) issued 1,200,000 restricted shares of its common stock in payment of liabilities and consulting fees for a price of $0.025 per common share, or an aggregate of $30,000 as follows:

Name	Relationship to Company	Amount of Shares Issued
Alfred Fernandez	President and Sole Director	100,000
Tammi Shnider	Affiliate and Stockholder	500,000
Steven Adelstein	Stockholder and Consultant	400,000
Various Consultants (3)	Consulting Fees	200,000

After the issuance of the above 1,200,000 common shares, the Company had 7,200,000 common shares outstanding at July 31, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date August 1, 2011	END FUEL CORP. By: /s/ Alfred Fernandez Alfred Fernandez, President, Chief Financial Officer, Principal Executive Officer, and Principal Accounting and Financial Officer